AMENDMENT TO LEASE

This Amendment to Lease ("Amendment") is entered into as of the 4 day of June, 2019, by and between **50 REPUBLIC ROAD, LLC**, a Connecticut limited liability company (hereinafter called "Landlord"), and **BIORESTORATIVE THERAPIES, INC.**, a Nevada corporation (hereinafter called "Tenant").

WHEREAS, Landlord and Tenant are parties to that certain Lease dated August 25, 2014 (as amended, the "Lease"), pursuant to which Landlord has leased to Tenant and Tenant has leased from Landlord the Leases Premises (as such term is defined in the Lease); and

WHEREAS, Landlord and Tenant desire to amend certain terms and conditions of the Lease pursuant to this Amendment.

NOW, THEREFORE, for One and 00/100 Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

1. Capitalized terms not defined herein shall have the meaning herein as ascribed to such terms in the Lease.

2. Amendment. The Lease is hereby amended as follows:

(a) The Lease Term is hereby extended for an additional sixty (60) months from January 1, 2020 to December 31, 2024 ("Extension Term").

(b) Section 1(g) of the Lease is hereby deleted in its entirety and replaced with the phrase, "Intentionally Omitted". Tenant acknowledges and agrees that it has no right to extend the Lease Term beyond the last day of the Extension Term.

(c) Base Rent during the Extension Term shall be as follows:

Months/Year	Rent Per Square Foot	Monthly Rent	Annual Rent
1/1/2020 - 12/31/20	$22.61	$12,812.33	$153,748.00
1/1/21 - 12/31/21	$23.29	$13,197.67	$158,372.00
1/1/22 - 12/31/22	$23.99	$13,594.33	$163,132.00
1/1/23 - 12/31/23	$24.71	$14,002.33	$168,028.00
1/1/24 - 12/31/24	$25.45	$14,421.67	$173,060.00

3. The covenants, conditions and agreements contained in this Amendment and the Lease shall bind and inure to the benefit of the Landlord and Tenant and their respective successors and assigns.

4. Except as provided herein, all other terms and conditions of the Lease shall remain in full force and effect.

5. In the event of any inconsistency or conflict in the terms and conditions of the Lease and this Amendment, the terms of this Amendment shall control.

6. The Lease, as hereby amended, shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws procedures.

7. This Amendment may be signed in any number of counterparts, each of which shall be an original with the same force and effect as if the signature thereto and hereto were upon the same instrument. PDF and facsimile signatures shall have the same force and effect as original signatures.

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[signature page to Amendment to Lease]

IN WITNESS WHEREOF, Landlord and Tenant here do exercise this Amendment as of the day and year fast above written.

LANDLORD:

50 REPUBLIC ROAD, LLC
By: 40 Marcus Road, Inc.
Manager

By: ______________________
Name: DAVID FINE
Its Duly Authorized

TENANT:

BIORESTORATIVE THERAPIES, INC.

By: ______________________
Name:
Its Duly Authorized